UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2018

GLOCORP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-210519	61-1804645
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100.3.037, 129 Offices, Block J, Jaya One, No. 72A, Jalan Universiti, Section 13, Petaling Jaya, Malaysia	46200
(Address of principal executive offices)	(Zip Code)

+60123838521
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, including, in particular, future sales, product demand, the market for our products, competition, exchange rate fluctuations and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates” and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties and therefore, we can give no assurance that these statements will be achieved.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections which may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made.

We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2018 (the “Closing Date”), Glocorp Inc. (“we” or “Glocorp”) entered into and closed a share exchange agreement (the “Exchange Agreement”) with Atlantis Systems Sdn Bhd (“Atlantis”) and all of the shareholders of Atlantis (the “Atlantis Shareholders”). Pursuant to the Exchange Agreement, we acquired all of the outstanding shares of Atlantis (the “Atlantis Shares”) from the Atlantis Shareholders in exchange for an issuance of 20,003,000 shares of our common stock (the “Share Exchange”), which represented 16% of the shares then issued and outstanding.   Such securities were not registered under the Securities Act.  These securities qualified for exemption under Regulation S of the Securities Act of 1933, as amended, since none of the former Atlantis Shareholders is a “US Person” (as defined in Rule 902 of Regulation S),

Atlantis is primarily engaged in providing innovative IT solutions in assisting hotels in the Southeast Asia region with their online reservation system.

The foregoing description of the terms of the Exchange Agreement is qualified in its entirety by reference to the provisions of the Exchange Agreement filed as Exhibit 2.1, to this report, which are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On the Closing Date, we completed the acquisition of Atlantis pursuant to the Exchange Agreement. As a result, Atlantis became our wholly-owned subsidiary which was incorporated in Malaysia on July 2, 2013.

We have included the information that would be required if the registrant were filing a general form for registration of securities on Form 10, including a complete description of the business and operations of Atlantis below, which is incorporated herein by reference.

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Form 10 Information

Business

Overview

Incorporated on July 2, 2013 under the laws of Malaysia, Atlantis provides innovative IT solutions in assisting hotels in the Southeast Asia region with their online reservation system. This helps the hotels reduce their dependencies on third-party travel sites and attract potential customers to book directly from the hotel website. Further, Atlantis assists such hospitality providers to leverage data as one of their most important business assets and enable hotel managers and business analysts to make up-to-the-minute statistically driven decisions and capitalize on revenue opportunities. Atlantis’s product includes solutions that would identify industry trends, improve business processes, and uncover risks that might otherwise go unnoticed, minimizing reporting errors, omissions, or duplicate information and therefore providing misleading information. The system is also helping its users to increase their efficiency in analyzing reports and provide the users with a more comprehensive insight to customer behavior at a much lower cost. With the help of the product, Atlantis’s clients are learning more about its potential customers, optimizing their business operations and improve their customer service.

Online Reservation System

Atlantis’s main product is an online reservation system by the name of “Atlantis”, which helps its clients reduce their dependencies on third-party travel sites and attract potential customers to book directly from the hotel website. It charges the hotels a fixed monthly retainer for the use of our product. It also upsells its services by providing additional services such as business intelligence reporting that allow the hotels to identify industry trends, improve business processes, and uncover risks that might otherwise go unnoticed, minimizing reporting errors, omissions, or duplicate information and therefore provide misleading information. Additionally, it provides marketing advisory and online marketing services for the hotels to expand their customer reach and popularity.

Competition

Atlantis competes against both local and global hotel reservation companies. It believes that its major competitors within Southeast Asia include, among others, Fastbooking, Directwithhotels, Siteminder and Travelclicks.

While the industry is highly competitive, Atlantis believes that its product has an advantage over others for a number of reasons. First, because Atlantis only targets the hotels within Southeast Asia, a region that it understands the culture and has the local know-how, it can provide tailored local services and personalized relationship with each of its clients. The competitors with international presence do not necessarily have the best local presence, as their support teams are connected through helpdesks and call centers. Atlantis, however, has physical offices in the areas where it serves its hotel clients and therefore could offer local customer care service. Second, because Atlantis has local customer service teams in areas it has established, or plan to establish its presence, it can offer immediate response to address issues raised by its client. Third, as additional features for using its product, it offers business intelligence and online marketing services that its competitors do not.

Marketing and Promotion

Offline Marketing Activities. Atlantis has a sales team on the ground to reach out to potential clients through cold phone calls or personal meetings. The sales team receives commission for successful generation of product subscriptions. In addition, it leverages its presence in local cities to promote and raise awareness of its products.

Online Marketing Activities. To further promote its brand, Atlantis also takes advantage of the Internet and various mobile social network applications, such as Facebook and Twitter, through which it introduces basic products and services information, market research and updates to our clients.

At this moment, new clients are coming to Atlantis through referrals from existing clients and it believes that word-of-mouth is an especially effective marketing tool for IT product, as its product mainly relies on user experience. Atlantis intends to engage in regional marketing initiatives to further raise its brand awareness while continuing to improve client satisfaction to strengthen its word-of-mouth referrals. Atlantis also encourages its employees to introduce or recommend new clients to the company by providing incentive bonuses.

Suppliers

Atlantis purchased a portion of services from two vendors (77% and 18%) for the nine months ended September 30, 2017. These two vendors are Fiverr International Ltd. and Google.

Customers

Atlantis generated a portion of its revenues from five major customers (14-21% each) for the nine months ended September 30, 2017, including: Reliance Way Sdn Bhd, V.K.K. Hotels & Resorts Sdn Bhd, Neo Induction Advance Sdn Bhd, 3M Bintang Sdn Bhd and Platinum Recognition Sdn Bhd.

Employees

Atlantis currently has 1 employee as sale person apart from our officers and directors.

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Seasonality

While there are certain holidays that Atlantis’s client hotels may experience high demand for reservations, the clients are currently using Atlantis’s system daily and therefore it does not expect to have a seasonal business cycle.

Environmental Matters

Atlantis’s business currently does not implicate any environmental regulation.

Intellectual Property

Atlantis does not hold any patents, trademarks or other registered intellectual property on products relating to its business. Atlantis obtained a software developed by a Philippines company free of charge and the related costs were carried at the Philippines company. The Philippines Company is a related party operated and owned under common control. However, in addition to Atlantis’s domain name, from time to time, it may apply for patents, trademarks or other registered intellectual property essential to the protection of its brand and success of its business.

Domain Names

Our website is www.theatlantiscompany.com.

Description of Properties

Atlantis’s principal executive office and mailing address is 100.3.037, 129 Offices, Block J, Jaya One, No. 72A, Jalan Universiti, 46200 Petaling Jaya, Selangor, Malaysia. Atlantis’s telephone number is 60123838521. As Atlantis is not generating significant revenues at this time to justify a separate corporate office, the office space of its principal executive office is provided by Marketify Consulting Sdn Bhd, a company owned by the Atlantis’s director at no cost. Once its business grows and generates sufficient revenue, it will look for a more suitable office space in a separate corporate office.

Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of the results of operations and financial condition of Atlantis for the years ended December 31, 2016 and 2015, and for the nine-month periods ended September 30, 2017 and 2016. Such discussion and analysis should be read in conjunction with its financial statements and the related notes thereto and other financial information contained elsewhere in this report.

Overview

Incorporated on July 2, 2013 under the laws of Malaysia, Atlantis provides innovative IT solutions in assisting hotels in the Southeast Asia region with their online reservation system. This helps the hotels reduce their dependencies on third-party travel sites and attract potential customers to book directly from the hotel website. Further, Atlantis assists such hospitality providers to leverage data as one of their most important business assets and enable hotel managers and business analysts to make up-to-the-minute statistically driven decisions and capitalize on revenue opportunities. Atlantis’s product includes solutions that would identify industry trends, improve business processes, and uncover risks that might otherwise go unnoticed, minimizing reporting errors, omissions, or duplicate information and therefore providing misleading information. The system is also helping its users to increase their efficiency in analyzing reports and provide the users with a more comprehensive insight to customer behavior at a much lower cost. With the help of the product, Atlantis’s clients are learning more about its potential customers, optimizing their business operations and improve their customer service.

Plan of Operations

For the first quarter of 2018 and after the acquisition, Glocorp and Atlantis will be focusing on expanding our client base. The Company is in the process of hiring two additional sales staff. The additional sales staff are expected to canvas the central and south region of Malaysia, to bring in additional hotel clients.

In the second quarter, we plan to continue our client canvassing to north Malaysia and Singapore, and we expect to bring in an additional two sales staff, one sales coordinator and one technical staff. This technical staff is used for client coordination and communication with our software programmers.

In the third quarter, we will redirect focus of two sales staff to introduce new products to the existing hotel clients. The new products are the Property Management System and Online Proposal System. The property management system will be integrated to our existing products for the clients to manage their hotels more efficiently. The Online Proposal System is to assist the hotel clients to accept online bookings of their conference rooms and banquet halls.

In the fourth quarter, our sales team will continue with the sales efforts within Malaysia and Singapore, and the management team will be studying the viability of setting up a sales office in Thailand.

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Results of Operations

Comparison of results of operations of Atlantis for the nine-month periods ended September 30, 2017 and 2016

Revenues

Atlantis had revenues of $23,612 and $19,338 during the nine-month periods ended September 30, 2017 and 2016, respectively. There was a slight growth in revenue due to securing of additional clients.

Cost of Revenues

Atlantis had cost of revenues of $2,542 and $3,517 for the nine-month periods ended September 30, 2017 and 2016, respectively. The Company incurred lower marketing cost for existing companies in 2017.

Operating expense

Atlantis incurred operating expenses in the amount of $15,526 in the nine-month period ended September 30, 2017 as compared to $13,809 in the nine-month period ended September 30, 2016. The increase was mainly due to higher salary payout.

Comparison of results of operations for the years ended December 31, 2016 and 2015

Revenues

Atlantis had revenues of $26,038 and $2,278 during the years ended December 31, 2016 and 2015, respectively. The Company started its operations and brought in its first few clients in 2015. In 2016, the Company recorded a complete year of revenue from its existing clients and generated additional revenues from new clients signed up during the year.

Cost of Revenues

Atlantis had cost of revenues of $10,816 and $131 during the years ended December 31, 2016 and 2015, respectively. The increase was mainly due to the increases in revenues and related marketing costs.

Operating expense

Atlantis incurred operating expenses in the amount of $28,098 for the year ended December 31, 2016 as compared to $6,477 for the year ended December 31, 2015. Atlantis started its operations very late in 2015 and therefore only incurred minimal salary costs. In 2016, the Company recorded a full year operating related expenses such as salaries.

Liquidity and Capital Resources

As of September 30, 2017, Atlantis had total assets and liabilities of $5,244 and $13,098, respectively. We had a stockholders’ deficit of $7,854 as of September 30, 2017. Our cash and cash equivalents balance as of September 30, 2017 was $1,276.

As of September 30, 2017, Atlantis had nominal assets and had generated nominal revenues since inception. It currently has no material commitments for capital expenditures. It will be required to raise additional funds if we are unable to generate positive cash flow as a result of our operations. The Company estimates that based on current plans and assumptions, that its available cash will not be sufficient to satisfy our cash requirements under our present operating expectations, without further financing, for the next 12 months. In addition, the company received funding and capital resources from related parties. However, as of the date of this registration statement, such related parties do not have any existing obligation to advance funds or working capital to support our business, nor can the company rely on any advance funds from such related parties.

Other than working capital, Atlantis presently has no other alternative source of working capital. It may not have sufficient working capital to fund the expansion of its operations and to provide working capital necessary for our ongoing operations and obligations. Glocorp and Atlantis may need to raise significant additional capital to fund our operating expenses, pay our obligations, and grow our company. Therefore, our future operations may be dependent on our ability to secure additional financing. Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms. However, a downturn in the U.S. equity and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if we are able to raise the funds required, it is possible that we could incur unexpected costs and expenses, fail to collect amounts owed to us, or experience unexpected cash requirements that would force us to seek alternative financing. Furthermore, if we issue additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of Glocorp’s Common Stock. The inability to obtain additional capital will restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our marketing and development plans and possibly cease our operations.

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We anticipate that, depending on market conditions and our plan of operations, we expect to incur operating losses in the foreseeable future. Therefore, our auditors have raised substantial doubt about our ability to continue as a going concern.

Our liquidity may be negatively impacted by the significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly.

Going Concern

As of September 30, 2017, Atlantis had an accumulated deficit of $13,550 and a working capital deficit of $7,854. The ability of the Company to continue as a going concern is dependent on raising capital to fund the business and attaining profitable contracts. At September 30, 2017, Atlantis had cash and cash equivalents of $1,276. It expects to finance its operations primarily through its existing cash and additional advances from related parties and from the contemplated transaction with Glocorp a related party. Glocorp Inc. and Atlantis will also seek other financing opportunities to obtain additional capital in the future to continue operations.

Significant and Critical Accounting Policies and Practices

While our significant accounting policies are more fully described in Note 1 to our financial statements, we believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating this management discussion and analysis.

Foreign Currency

The accounts of the Company are maintained in the Malaysian $. The accounts of the Company are translated into USD, with the Malaysian $ as the functional currency. All assets and liabilities are translated at the exchange rate on the balance sheet date, stockholders’ equity is translated at historical rates and statement of operations items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the statement of operations and other comprehensive income (loss).

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are stated at historical carrying amounts, net of write-offs and allowance for doubtful accounts. The Company reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using the age of receivables and knowledge of the individual customers. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Delinquent account balances are written-off after management has determined that the likelihood of collection is not probable and known bad debts are written off against the allowance for doubtful accounts when identified. As of September 30, 2017 and December 31, 2016, there was no allowance for uncollectible accounts receivable.

Revenue Recognition

The Company recognizes revenues when all of the following have occurred: persuasive evidence of arrangement with the customer, services have been performed, fees are fixed or determinable and collectability of the fees is reasonably assured.

Income Taxes

An asset and liability approach is used for financial accounting and reporting for income taxes. Deferred income taxes arise from temporary differences between income tax and financial reporting and principally relate to recognition of revenue and expenses in different periods for financial and tax accounting purposes and are measured using currently enacted tax rates and laws. In addition, a deferred tax asset can be generated by net operating loss carryforwards (“NOLs”). If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

In the event the Company is charged interest or penalties related to income tax matters, the Company would record such interest as interest expense and would record such penalties as other expense in the consolidated statement of operations. No such charges have been incurred by the Company. As of December 31, 2016, the Company has no accrued interest related to uncertain tax positions.

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The Company is subject to income tax in Malaysia, which have a statutory income tax rate of 19% for the capital is not more than Malaysian $2.5 million and profit is less than Malaysian $500,000.

Contractual Obligations

Atlantis does not have any contractual obligations at this time.

Off Balance Sheet Arrangement

Atlantis does not have any off-balance sheet arrangement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of January 24, 2018, after giving effect to the Share Exchange transaction, information with respect to the securities holdings of (i) our officers and directors, and (ii) all persons which, pursuant to filings with the SEC and our stock transfer records, we have reason to believe may be deemed the beneficial owner of more than five percent (5%) of the common stock. The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities.

Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 100.3.037, 129 Offices, Block J, Jaya One, No. 72A, Jalan Universiti, Section 13, Petaling Jaya, Malaysia 46200.

Name	Number of Shares Beneficially Owned	Percent of Class (1)
Wendel Del Rosario Santos, President, Chief Executive Officer and Director	25,001,000	20.00%

Franz Elioe Narcis, Chief Financial Officer and Director	46,901,000	37.52%

Low Koon Poh, Director	7,001,000	5.60%

Chan Foo Weng, Director	8,650,000	6.92%

All Executive Officers and Directors as a group (4 people)	87,553,000	70.04%

5% Shareholders:
Rossetta Llamas	12,500,000	10.00%
Michael Santos	12,500,000	10.00%

(1)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Based on 125,003,000 shares of common stock issued and outstanding after the closing of the Share Exchange transaction.

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Directors and Officers

There is no change to the current directors and officers of the Company.

The following table sets forth the names and ages of officers and directors as of the date hereof. Our executive officers are elected annually by our Board of Directors. Our executive officers hold their offices until they resign, are removed by the Board, or a successor is elected and qualified.

Name	Age	Position
Wendel Del Rosario Santos	37	President, Chief Executive Officer and Director
Franz Elioe Narcis	30	Chief Financial Officer and Director
Hang Chuan Teh	32	Chief Operating Officer
Low Koon Poh	45	Director
Chan Foo Weng	52	Director

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years.

Wendel Del Rosario Santos – President, Chief Executive Officer and Director

Mr. Santos has been our President, Chief Executive Officer and Director since the incorporation of our company. He has also been the President and Chief Executive Officer of Glocorp IT Solutions Inc in the Philippines since December 11, 2007, providing web hosting and other web services within the Philippines. With the creation of its product under the name of “Atlantis”, the company is a pioneer in the online reservation management systems in the hotel industry in Southeast Asia. The business grew quickly through and has recently expanded to Malaysia & Singapore.

Mr. Santos holds a Bachelor’s Degree in Computer Engineering from Don Bosco Technical School in the Philippines.

Franz Elioe Narcis – Chief Financial Officer and Director

Mr. Narcis has been our Director since inception and Chief Financial Officer since May 4, 2017. Mr. Narcis has also been the director of Marketify Consulting Sdn Bhd, a digital consulting company since January 2013. Helping clients develop and execute digital strategies for many brands and products, Mr. Narcis oversees Marketify’s operations and lead consultant for all projects. From September 2010 to January 2013, Mr. Narcis worked as a Product Manager for IPGA Ltd, an Australian-based company which owns property portals across Asia for 3 years.  Mr. Narcis was in charge of company’s advertising products and brand outreach towards property developers, real estate brokers and buyers.

Mr. Narcis holds a Diploma Certificate in Culinary Arts from KDU College in Malaysia.

Low Koon Poh - Director

Mr. Low has been our Director since inception and was our Chief Financial Officer from inception to May 4, 2017. Since December 31, 2015, Mr. Low has also been the Director of Mon Space Net Inc., a creator of an online business to business marketplace, and was the CEO, CFO, Treasurer and Secretary of the same company from December 31, 2015 to June 1, 2016. Mr. Low’s duty as the Director primarily involves providing advice on the organization and maintenance of corporate governance. Since June 2015, Mr. Low has served as President, Secretary, Treasurer, CFO and Director of NextGlass Technologies Corporation, which is primarily an electronic company specializing in smart glass technology. His role mainly involves ensuring the company’s compliance with the necessary regulatory and internal control procedures.

Since January 2009, Mr. Low has managed his own accounting services practice and has been the President of KL Management Services in Petaling Jaya, Malaysia. Mr. Low has also been the President of IPO Partners Limited, a corporate advisory firm since April 2015. Mr. Low has worked on corporate projects involving mergers and acquisitions, initial public offerings, corporate restructuring, reverse mergers in Malaysia, Singapore and Taiwan.

Prior to his position at KL Management Service, Mr. Low worked as auditor for an international audit firm, an accountant for a Japanese MNC, plus a couple of years as Financial Controller for two public listed companies in Malaysia. Mr. Low has 22 years of combined experience in corporate finance, auditing and accounting in various industries such as construction, plantation, hotels, property, manufacturing, marketing and many more.

Mr. Low is a Fellow member of the Association of Chartered Certified Accountants (ACCA) and a Practicing Chartered Accountant under Malaysian Institute of Accountants (MIA).

Chan Foo Weng, Director

Mr. Chan has been our Director since the beginning. Mr. Chan has also been the Managing Director of IPO Partners Limited since April 2015, leveraging his extensive background in finance, operations & marketing from various industries and helping companies go public at different stock exchanges worldwide. Prior to that, He was the director of Moxian Malaysia Sdn Bhd. From January 2011 to February 2013, Mr. Chan was the CEO of MX International Sdn Bhd. With vast working experience, Chan Foo Weng had also held top positions in several highly-acclaimed companies such as Thrifty Payless Incorporated (US), Berjaya Cosway and Diners Club International.

Mr. Chan holds a degree in Management from Southern Illinois University, USA and has over 25 years of experience in corporate management.

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Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Executive Compensation

No compensation was paid to the directors and officers of Atlantis as of December 31, 2017 and 2016.

Atlantis does not have any employment agreements with any of its directors or executive officers.

No retirement, pension, profit sharing, insurance programs, long-term incentive plans or other similar programs have been adopted by Atlantis for the benefit of its employees.

Transactions with Related

Persons, Promoters and Certain Control Persons

As of September 30, 2017 and December 31, 2016, Atlantis had payables to two directors of $11,753 and $20,022. The directors paid business expenses on behalf of Atlantis. These payables are interest free, unsecured, and due on demand.

As of September 30, 2017, Atlantis had a payable of $1,345 to a company controlled by a director. The related party provided professional services such as bookkeeping to the Company.

Atlantis used the workplace and office equipment provided by Marketify Consulting Sdn Bhd, a company owned by Atlantis’ director, free of charge.

On August 7, 2017, Atlantis issued 20,000 shares of common stock at par value to settle advances of $4,676 from a director.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

Market Price and Dividends on Our Common Equity

and Related Stockholder Matters

Market Information

There is presently no public market for our shares of common stock. We anticipate applying for quoting of our common stock on the OTCQB in the near future. However, we can provide no assurance that our shares of common stock will be quoted on the OTCQB or, if quoted, that a public market will materialize.

Holders

As of January 30, 2018, there were approximately 30 stockholders of record of our common stock.

Dividends

Any future decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

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Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

Recent Sales of Unregistered Securities

On January 24, 2018, we issued a total of 20,003,000 shares of common stock to the former Atlantis Shareholders named below in connection with the Share Exchange transaction:

Name	Number of Shares
Franz Elioe Narcis	20,001,000
Wendel Del Rosario Santos	1,000
Low Koon Poh	1,000
Total	20,003,000

These shares were issued in an “off-shore” transaction exempt from the registration requirements of the Securities Act under Rule 903 of Regulation S of the Securities Act. None of the former Atlantis Shareholders is a “US Person” (as defined in Rule 902 of Regulation S), the Company did not employ any “directed selling efforts” in connection with the acquisition, and each of the certificates representing the shares issued to the former Atlantis Shareholders was endorsed with restrictive legends consistent with the exemption provided by Regulation S.

Description of Securities

General

We have authorized 500,000,000 shares of common stock, par value $0.001 per share. As of the date hereof, 125,003,000 shares of our common stock are issued and outstanding.

Common Stock

The shareholders of our common stock currently have: (i) equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of common stock upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have pre-emptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stock holders may vote. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so. Please refer to the Company’s Articles of Incorporation, by-laws and the applicable statutes of the State of Nevada for a more complete description of the rights and liabilities of holders of the Company’s securities.

We currently intend to retain our entire available discretionary cash flow to finance the growth, development and expansion of our business and do not anticipate paying any cash dividends on the common stock in the foreseeable future. Any future dividends will be paid at the discretion of the Board.

If we liquidate or dissolve our business, the shareholders of our common stock will share ratably in all our assets that are available for distribution to our stockholders after our creditors are paid in full and the holders of all series of our outstanding preferred stock, if any, receive their liquidation preferences in full.

Preferred Stock

At the direction of our Board of Directors, without any action by the holders of our common stock, we may issue one or more series of preferred stock from time to time. Our Board of Directors can determine the number of shares of each series of preferred stock, the designation, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions applicable to any of those rights, including dividend rights, voting rights, conversion or exchange rights, terms of redemption and liquidation preferences, of each series.

Undesignated preferred stock may enable our Board of Directors to render more difficult or to discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock may adversely affect the rights of our common stockholders. For example, any preferred stock issued may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. As a result, the issuance of shares of preferred stock, or the issuance of rights to purchase shares of preferred stock, may discourage an unsolicited acquisition proposal or bids for our common stock or may otherwise adversely affect the market price of our common stock or any existing preferred stock.

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Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our Board and depends upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Transfer Agent and Registrar

Our independent stock transfer agent is VStock Transfer LLC, located at 18 Lafayette Pl, Woodmere, NY 11598.

Indemnification of Directors and Officers

The Company is incorporated under the laws of the State of Nevada. Section 78.7502 of the Nevada Revised Statutes provides that a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 78.7502 further provides a Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.751 of the Nevada Revised Statutes provides that discretionary indemnification under Section 78.7502 unless ordered by a court or advanced pursuant to subsection 2 of section 78.751, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made by:

●	By the stockholders;

●	By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

●	If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

●	If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The Articles of Incorporation, the Bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

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The indemnification and advancement of expenses authorized in or ordered by a court pursuant to NRS Section 78.751:

●	does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to section 78.7502 or for the advancement of expenses made pursuant to subsection 2 of section 78.751, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and

●	continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Item 3.02 Unregistered Sales of Equity Securities.

Please refer to “Item 1.01 Entry into a Material Definitive Agreement” for a description of the unregistered sales of equity securities pursuant to the Exchange Agreement, which is incorporated in its entirety into this Item 3.02. The issuance of the shares is in reliance upon the exemption under Regulation S of the Securities Act of 1933, as amended.

Item 5.06 Change in Shell Company Status.

On January 24, 2018, the Company acquired Atlantis through the Share Exchange transaction. Prior to the transactions contemplated by the Exchange Agreement, the Company was a shell company as defined in Rule 12b-2 under the Exchange Act. As a result of the transactions under the Exchange Agreement, the Company is no longer a shell company. The information with respect to the transactions set forth in Item 2.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired filed herewith are the following:

1.	Audited financial statements of Atlantis for the fiscal years ended December 31, 2016 and 2015.

2.	Unaudited financial statements of Atlantis for the nine months ended September 30, 2017 and 2016.

3.	Proforma financial statements.

(d)        Exhibits

Exhibit No.	Description
2.1*	Share Exchange Agreement, dated as of January 24, 2018
3.1**	Articles of Incorporation of the Company
3.2**	Certificate of Amendment to the Articles of Incorporation of the Company
3.3**	Bylaws of the Company
99.1*	Audited financial statements of Atlantis for the fiscal years ended December 31, 2016 and 2015
Unaudited financial statements of Atlantis for the nine months ended September 30, 2017 and 2016
99.2*	Proforma financial statements

*	Filed herewith.
**	Incorporated by reference to the Form S-1 Registration Statement filed with the SEC on July 7, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOCORP INC.

Date: January 30, 2018	By:	/s/ Wendel Del Rosario Santos
Wendel Del Rosario Santos
Chief Executive Officer (Principal Executive Officer)

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